DUE TO RELATED PARTIES	12 Months Ended
Dec. 31, 2025
Due To Related Parties
DUE TO RELATED PARTIES

NOTE 23 — DUE TO RELATED PARTIES

Loans from related parties as of December 31, 2025 and 2024 consist of the following:

	As of December 31,
	2025	2024
Other loans payable to related parties, current	$7,009,162	$4,001,091
Other loans payable to related parties, non-current	9,722,569	1,789
Total loans payable to related parties	$16,731,731	$4,002,880

The loan payable to the pre-acquisition owners of Revealed Films of US$1,126,000 (2024: US$1,126,000) is non-interest bearing and is due to the operational funding by the owner of US$563,000 (2024: US$563,000) by Jeff Hays and US$563,000 (2024: US$563,000) by Patrick Gentempo in accordance with the acquisition agreement to continue the operations of Revealed Films and to assist with financing the company.

Management is of the view of the above loan payable to the pre-acquisition of the owner Jeff and Patrick is unlikely to be requested for repayment within 12months of the financial year, because the pre-agreed contractual terms committed by Jeff and Patrick were not fulfilled. We are intending to resolve the situation with them in 2026.

In addition, as at year-end, the books of Revealed Films reflect the following balances payable to related parties:

●	Amounts due to Jeff Hays for other expenses: US$846,000 (2024: US$462,000)
●	Accrued compensation – Jeff Hays: US$1,861,688 (2024: US$1,166,682)
●	Accrued compensation – Patrick Gentempo: US$1,630,098 (2024: US$935,118)

The Company pays fees to GeniusU Web Services India Pvt Ltd (“GU India”), an Indian company controlled and ultimately owned by Suraj Naik, an employee of the Group, and a family member of Suraj Naik. The total in 2025 was US$278,923 (2024: US$260,596). The sole purpose of the entity is to engage local team and physical resources to provide day to day support to the Group with its own business requirements as well as catering to external clients. GU India on-charges its costs and does not record a material profit or loss, therefore the related party shareholders do not receive any financial benefit from this arrangement. Unpaid fees are recorded as a related party loan payable and is not-interest bearing.

The loan payable to Roger Hamilton is for a loan agreement entered on October 16, 2023 with its CEO, Roger James Hamilton, to provide it with up to US$4 million as an interest free loan, and upon the same terms at the next qualified financing round. Roger Hamilton has loaned the Company US$2.7 million under this agreement. The Company made the repayment of loan by converting US$1.45 million to the Ordinary shares of the Company and repaying US$1.15 million in cash. The outstanding balance under the CEO loan is US$0.04 million as of December 31, 2025 (US$0.04 million in 2024).

The Company has payable outstanding of US$546,933 (2024: Nil) as of December 31, 2025 to the related entity, Entrepreneur Resorts Limited. The loan is non-interest-bearing and repayable on demand. Outstanding balances primarily relate to legacy intercompany arrangements and settlement agreements executed as part of the spin-off process.

The Company has a loan payable to Wooden Fish Village of US$4,584,002 (2024: Nil), which was assumed as part of the acquisition agreement. The loan bears interest at a variable rate of 10% per annum or the applicable national interest rate plus 4% per annum, whichever is higher, with interest compounded annually. The loan is due for repayment between 24 and 48 months from the reporting date.